Exhibit 99.2

BlueLinx Quarterly Review 3rd Quarter 2009

BlueLinx Holdings Inc. Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended January 3, 2009, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of November 5, 2009. We undertake no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to November 5, 2009. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

3rd Quarter Highlights 3rd Quarter Highlights Housing Starts Declined 31% from the same period last year Declined 31% from the same period last year Prices Average structural prices declined 21.4% from 3Q '08 to 3Q '09 Average structural prices declined 21.4% from 3Q '08 to 3Q '09 Unit Volume Total down 31.7% from same period last year Total down 31.7% from same period last year Revenue Down 38.2% to $449 million Down 38.2% to $449 million Gross Margin Total 12.3% vs. 11.5% in 3Q '08 Total 12.3% vs. 11.5% in 3Q '08 Net Loss $13.5 million vs. $2.6 million $13.5 million vs. $2.6 million EPS ($0.44) per diluted share ($0.44) per diluted share Cash Flow Used $6.3 million of operating cash flow vs. generated $74.3 million for the year ago quarter Used $6.3 million of operating cash flow vs. generated $74.3 million for the year ago quarter Excess Availability $191 million excess availability on revolving credit facility $191 million excess availability on revolving credit facility Quarterly Highlights

Doug Goforth Chief Financial Officer and Treasurer Introduction and Financial Review

Quarterly Revenue 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 Specialty 539.5 580 603.3 553.5 460 456.5 500.8 462.9 381.5 354 402.8 375.9 278.7 233.9 250 257.9 Structural 815.2 813.4 798.7 666.6 509.2 518.9 598.1 571.4 409.6 373 442.4 365.8 240.9 182.5 183 202.1 Other -25.4 -16.8 -23 -16.6 -28.9 -18.3 -16.9 -18.4 -12.2 -10.2 -10.5 -14.9 -18.1 -9.3 -9.5 -10.6 Specialty Unit Volume (29.8%) YOY $277.4 or 38.2% Structural Unit Volume (33.7%) Price/Other ($277.4) 3Q '09 Specialty 257.9 Structural 202.1 3Q '08 3Q '09 3Q '08 Specialty 375.9 Structural 365.8 Vs. Year Ago Revenue down 38.2% Specialty sales down 31.4%, unit volume down 29.8% Structural sales down 44.8%, unit volume down 33.7% Specialty product sales = 56% of total sales % by Product

YTD 2009 Results revenue YTD '08 2278.2 YTD '09 1280 YOY $998.2 or 43.8% YTD '08 YTD '09 GM % 0.118 0.116 YOY 20 bp Operating Expense YTD '08 250.7 YTD '09 159.3 YTD '08 YTD '09 Net Income -6.6 -73.5 EPS -0.21 -2.37 YOY $91.3 or 36.4%

Cash Flows BXC used $6.3 million in operating cash flow for the quarter Three Months Ended October 3, 2009 Unaudited Direct Method (in million's) (in million's) (in million's) (in million's)

Debt Revolver ($500 million facility) Matures May 7, 2011 $191 million excess availability as of October 3, 2009 Dividend restrictions apply if excess availability is less than $70 million No financial performance covenants provided excess borrowing availability is greater than $40 million Capital Spending restrictions apply if excess availability is less than $40 million LIBOR plus 2.50% as of October 3, 2009; LIBOR interest rate swap on $150 million Mortgage (10 Year Term) Matures July 2016; Interest-only through July 2011 Real estate under the mortgage appraised at approximately $370 million at June 2006 If Lease Coverage Ratio, calculated on a TTM basis, is less than 2.5x operating EBITDAR for two consecutive quarters, the excess of monthly operating company rent to parent less interest and other escrow payments is held in a lender controlled interest bearing account. Currently $900 thousand per month of the operating company's monthly rent to parent is held in an interest bearing escrow account. Cash in this escrow account is recorded on our balance sheet as "other non-current assets" and totaled $17.6 million as of the end of the third quarter.

Cash Cycle TTM Cash Cycle days at 52 decreased 1 day sequentially and were flat compared to the prior year quarter 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 Inv 45.8 44.7 46.3 46.3 45.3 43.9 44 44.7 45.1 A/R 34.7 32.9 34.5 35.3 34.7 32.4 33 35.6 35.9 A/P & OD's -28.7 -27.3 -28.3 -28.8 -27.8 -26.4 -27 -28.4 -28.9 MSGraph.Chart.8 MSGraph.Chart.8 Cash cycle days equal accounts receivable days + inventory days - accounts payable days using a trailing twelve month average beginning and ending balance. The days calculations use calendar days.

George Judd Chief Executive Officer Business Review

3rd Quarter Focus Continued strengthening of customer and supplier relationships Gross margins Cost discipline Technology Long term strategic objectives: Profitably grow specialty revenues to 60+% of total sales Profitably manage structural Profitably outgrow the market over the long term Remarks

Appendix TOPIC PAGE Revenues by Quarter 13 Unit Volume by Quarter 14 Gross Margin by Quarter 15 Profit and Loss Statement by Quarter 16 Gross Margin % Analysis 17 Channel Mix Analysis 18 Structural Product Price Trends 19 Reconciliation of GAAP to Non-GAAP 20

Revenues by Quarter Revenues by Quarter

Unit Volume by Quarter Unit Volume by Quarter

Gross Margin by Quarter Gross Margin by Quarter

Profit & Loss Statement by Quarter Profit & Loss Statement by Quarter

Gross Margin % Analysis Gross Margin % Analysis

Revenue Channel Mix Analysis Revenue Channel Mix Analysis

Structural Products Price Trend Source: Data from Random Lengths Publications, Inc., updated as of October 30, 2009 Source: Data from Random Lengths Publications, Inc., updated as of October 30, 2009 Source: Data from Random Lengths Publications, Inc., updated as of October 30, 2009 Source: Data from Random Lengths Publications, Inc., updated as of October 30, 2009

Reconciliation of GAAP to Non-GAAP Reconciliation of GAAP to Non-GAAP